SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):           January 30, 1998



                         MERITAGE HOSPITALITY GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


        0-17442                                           38-2730460
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(Commission File Number)                                 (IRS Employer
                                                    Identification Number)




                        40 Pearl Street, N.W., Suite 900
                          Grand Rapids, Michigan 49503
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

Item 5. Other Events.

        On January 30, 1998 the Registrant acquired the remaining 46% of the Wendy's of West Michigan Limited Partnership in exchange for 1,772,359 of the Registrant's Common Shares.

        The acquisition of the Partnership was reported under Item 2 of Form 8-K under date of November 13, 1996, as amended under date of December 31, 1996 to include financial statements of the Partnership and pro forma financial statements of the Registrant reflecting the acquisition.


                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MERITAGE HOSPITALITY GROUP INC.



Dated:   February 3, 1998                   By:  /s/Christopher B. Hewett
                                               ---------------------------------
                                               Christopher B. Hewett
                                               President and Chief
                                               Executive Officer